SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 24, 2012

THE FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

  MISSISSIPPI                                                    33-94288                               64-0862173
(State or other jurisdiction of incorporation)            (Commission File Number)             (IRS employer ID No.)

6480 US Highway 98 West
Hattiesburg, Mississippi  39402
(Address of principal executive offices)

Registrant's telephone number, including area code:    (601) 268-8998

Not applicable
(Registrant's former address of principal executive offices)

Item 5.07  Submission of Matters to a Vote of Security Holders.  On May 24, 2012, the Company held its regular Annual Shareholders’ Meeting.  Three items were voted on at the meeting.  As of the record date, there were 3,105,882 shares entitled to vote, of which 2,023,750 shares, or 65.16%, were voted in person or by proxy at the Annual Meeting.  Results are set forth below.

Item 1. Election of Directors
The shareholders elected three directors to serve three year terms expiring at the 2015 Annual Meeting as summarized below:

Directors Elected	Votes For	Votes Withheld	Broker Non-Votes

Class II ( three year term:)
Michael W. Chancellor	1,339,687	15,201	668,862
Andrew D. Stetelman	1,340,387	14,501	668,862
Charles R. Lightsey	1,338,387	16,501	668,862

Item 2. Approval of Appointment of T. E. Lott & Company as Independent Public Accountants

	Votes For	Votes Against	Abstained

	2,010,938	11,701	1,111

Item 3. Advisory Vote on Executive Compensation

	Votes For	Votes Against	Abstained	Broker Non-Votes

	1,310,435	34,899	9,554	668,862

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 29, 2012

THE FIRST BANCSHARES, INC.

By: /s/ Donna T. Lowery
Name:    Donna T. Lowery
Title:      Chief Financial Officer